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                              WEITZ SERIES FUND, INC.

                      Supplement dated March 23, 1998 to the
                           Prospectus dated July 15, 1997


The Funds' custodial relationship has changed to a different branch within the Norwest Bank system. As a result the following changes are made to the Funds'
Prospectus:

The wire instructions on Page 21 of the Prospectus are amended in their entirety to read as follows:

2.  Instruct the bank to wire funds as follows:

     Norwest Bank Minnesota, N.A.
     Minneapolis, MN
     ABA#091000019
     Norwest Trust Clearing Mpls
     #0840245
     For credit to: Weitz Series Fund, Inc.
          Value          #25301300
          Fixed Income   #25304100
          Govt Money Mkt #25305200
          Hickory        #25307000
     For the Account of: Your Account Number and Name


The section titled "Custodian" on page 31 is amended in its entirety to read as follows:

CUSTODIAN

    Norwest Bank Minnesota, N.A., Minneapolis, Minnesota, is the Custodian for the Funds.

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                              WEITZ SERIES FUND, INC.

                        Supplement dated March 23, 1998 to the
               Statement of Additional Information dated July 15, 1997


The paragraph titled "OTHER SERVICES" on Page 20 of the Statement of Additional Information is amended in its entirety to read as follows:

OTHER SERVICES The custodian for the Funds is Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. The Company's accountant is McGladrey & Pullen LLP, New York, New York. The Company's legal counsel is Dechert Price & Rhoads, Washington, DC.